UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 14, 2007


                               SE FINANCIAL CORP.
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             (Exact name of Registrant as specified in its Charter)


         PENNSYLVANIA                  0-50684                    57-1199010
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(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)


1901-03 EAST PASSYUNK AVENUE, PHILADELPHIA, PENNSYLVANIA            19148
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(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (215) 468-1700
                                                           --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                               SE FINANCIAL CORP.
                    INFORMATION TO BE INCLUDED IN THE REPORT

                            SECTION 8 - OTHER EVENTS

ITEM 8.01   OTHER EVENTS.

     The Registrant is filing this Current Report on Form 8-K to report that effective June 14, 2007 it will deregister its common stock from the reporting requirements of the Securities Exchange Act of 1934. This means that the Registrant will no longer file periodic reports concerning its financial condition and results of operations with the Securities and Exchange Commission (the "SEC").

     The Registrant's Board of Directors analyzed the significant costs associated with being a registered SEC reporting company. Because the Registrant has a small number of stockholders, it is not required under the federal securities laws to be a registered SEC reporting company. As such, the Board decided it was in the best interests of the Registrant and its stockholders to deregister the Registrant's common stock.

     Following the deregistration, the Registrant's common stock will continue to trade in the over the counter market with quotations available on-line. The Registrant's common stock will continue to trade under the symbol "SEFL."

     Although no longer filing periodic reports with the SEC, the Registrant will continue to distribute an annual report to stockholders with audited financial statements. The Registrant will also continue to provide quarterly information in the form of a press release and make other corporate information available on the Investor Relations page of the website of its subsidiary bank, St. Edmond's Federal Savings Bank, at www.stedmondsfsb.com.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SE FINANCIAL CORP.



Date: June 14, 2007                 By: /s/ Pamela M. Cyr
                                        ----------------------------------
                                        Pamela M. Cyr
                                        President and CEO